FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details 12) - BRL (R$) R$ in Millions	Dec. 31, 2022	Dec. 31, 2021
Financial Instruments And Risk Management
Loans and debentures	R$ 10,579	R$ 11,364
(-) Cash and cash equivalents	(1,441)	(825)
(-) Marketable securities	(1,878)	(2,078)
(-) Derivative hedge instrument	(1)	(1,213)
Net debt	6,648	7,248
Adjusted EBITDA	R$ 6,928	R$ 5,932
Net debt / Adjusted EBITDA	0.96%	1.22%